UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011

ROTOBLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51428 20-08987999

(Commission File Number) (IRS Employer Identification No.)

300 B Street, Santa Rosa, CA 95401

(Address of principal executive offices and zip code)

(707) 578-5220

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01   Financial Statements and Exhibits

As required by Item 9.01 (a) and Item 9.01 (b) of Form 8K, the Company is filing herewith the pro forma condensed and consolidated financial statements in connection with the Amended and Restated Share Exchange Agreement dated November 11, 2011 among Daifu, the Daifu Shareholders, the Company and Chien Chih Liu, a majority shareholder of the Company.

Exhibit No. Description

99.1        Pro Forma Condensed Consolidated Financial Statements

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

Dated: January 30, 2012

y: /s/ Andrew P. Schneider

          Chief Executive Officer

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